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                                                [RiverSource Investments logo]



                        SUPPLEMENT DATED AUG. 11, 2006*

                     TO THE PROSPECTUS DATED OCT. 28, 2005

        OF RIVERSOURCE(SM) VARIABLE PORTFOLIO FUNDS S-6466-99 Y (10/05)


Effective Aug. 1, 2006, Portfolio Manager subsection of the Manager section for RiverSource Variable Portfolio - Diversified Equity Income Fund and RiverSource Variable Portfolio - Mid Cap Value Fund has been revised to add the following portfolio manager:

Paul Stocking, Associate Portfolio Manager
o  Managed the Fund since 2006.
o  Joined RiverSource Investments in 1995 as a Senior Equity Analyst.
o  Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.
o  Began investment career in 1987.
o  MBA, University of Chicago.

The rest of the section remains the same.







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S-6466-81 A (8/06)
Valid until next update
*Destroy Oct. 30, 2006